UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2014

CONNECTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36778	58-2488736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

18500 West Corporate Drive, Suite 250

Brookfield, WI 53045

(Address of principal executive offices, including zip code)

(262) 432-8282

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2014, Adam B. Dolder tendered his resignation, effective immediately, as a member of the board of directors of Connecture, Inc. (the “Company”).

Mr. Dolder’s decision to resign was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTURE, INC.

Date: December 31, 2014	/s/ James P. Purko
James P. Purko Chief Financial Officer